Offerings - Offering: 1	Aug. 22, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 207,247,117.22
Fee Rate	0.01531%
Amount of Registration Fee	$ 31,729.54
Offering Note	The total transaction valuation is estimated for purposes of calculating the amount of the filing fee. Calculated as the aggregate maximum purchase price for shares of common stock (the “Shares”) of Brookfield Infrastructure Income Fund Inc. (the “Fund”) that are offered in the tender offer, based upon the net asset value per share as of June 30, 2025.

The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as modified by Order Making Fiscal Year 2025 Annual Adjustments to Registration Fee Rates (Release Nos. 33-11299; 34-100784 / August 20, 2024), equals $153.10 per million dollars of the value of the transaction.